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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                              SUBSIDIARIES GUARANTY

          SUBSIDIARIES GUARANTY, dated as of November 25, 2002, (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor" and, together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

          WHEREAS, RBS Global, Inc. ("HOLDINGS"), Rexnord Corporation (the "Borrower"), the lenders from time to time party thereto (the "LENDERS"), Deutsche Bank Trust Company Americas, as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (the "Joint Lead Arrangers") have entered into a Credit Agreement, dated as of November 25, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Collateral Agent, the Letter of Credit Issuers, the Administrative Agent and each other Agent are herein called the "Lender Creditors");

          WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively, the "Covered Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate party to any such Covered Agreement, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

          WHEREAS, each Guarantor is a direct or indirect Subsidiary or, in the case of Intermediate Holdco, the immediate Parent of the Borrower;

          WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

          WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower and one or more of its Subsidiaries of Covered

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Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

          1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under the Credit Agreement and each other Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including, in each case, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations, except to the extent consisting of obligations, liabilities or indebtedness with respect to Covered Agreements, being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, in each case, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Covered Agreements, whether or not such interest is an allowed claim in any such proceeding) owing by the Borrower and/or one or more of its Subsidiaries under any Covered Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower and such Subsidiaries with all of the terms, conditions and agreements contained in each Covered Agreement to which it is a party (all such obligations, liabilities and indebtedness being herein collectively called the "Other Obligations" and, together with the Credit Document Obligations, the "Guaranteed Obligations"). As used herein, the term "Guaranteed Party" shall mean the Borrower and each Subsidiary thereof party to any Covered Agreement with an Other Creditor. Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, any other Guaranteed Party, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

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          2.   Additionally, each Guarantor, jointly and severally,
unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower or any other Guaranteed Party upon the occurrence in respect of the Borrower or any such other Guaranteed Party of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand upon or after the occurrence of the events described above. This Guaranty shall constitute a guaranty of payment, and not of collection.

          3. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower or any other Guaranteed Party whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or any other Guaranteed Party or by any other party,
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or any other Guaranteed Party, (e) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

          4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party and whether or not any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to the Borrower or any other Guaranteed Party shall operate to toll the statute of limitations as to each Guarantor.

          5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and, except for such notice as is expressly required pursuant to the Credit Documents or the relevant Covered Agreement, as applicable, any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party).

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          6.   Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

          (c) exercise or refrain from exercising any rights against the Borrower, any other Guaranteed Party, any other Credit Party, any Subsidiary thereof or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower, any other Guaranteed Party, or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower or any other Guaranteed Party to creditors of the Borrower or such other Guaranteed Party other than the Secured Creditors;

          (f) apply any sums in accordance with the terms of the Credit Documents or the relevant Covered Agreement, as applicable, by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower or any other Guaranteed Party to the Secured Creditors pursuant to the Credit Documents or the relevant Covered Agreement, as applicable, regardless of what liabilities of the Borrower or such other Guaranteed Party remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, any of the Covered Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Covered Agreements, the Credit Documents or any of such other instruments or agreements, in each case in accordance with the terms thereof;

          (h) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against the Borrower or any other Guaranteed Party to recover full indemnity for any payments made pursuant to this Guaranty; and/or

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          (i)  take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

          7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or any other Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          8. Any indebtedness of the Borrower or any other Guaranteed Party now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower or such other Guaranteed Party to the Secured Creditors, and such indebtedness of the Borrower or such other Guaranteed Party to any Guarantor, if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower or the other Guaranteed Parties to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been paid in full in cash.

          9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranteed Party other than payment in full of the Guaranteed

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Obligations in cash. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Secured Creditors may have against the Borrower, any other Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower, any other Guaranteed Party or any other party or any security.

          (b) Each Guarantor waives all presentments, demands for performance, protests and, except as is expressly required under the Credit Documents or the relevant Covered Agreement, notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's and each other Guaranteed Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

          10. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditors shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

          11. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Covered Agreements, each Guarantor represents, warrants and covenants that:

          (a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its

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business requires such qualification except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (b) Such Guarantor has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and this Guaranty and each such other Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

          (e) There are no actions, suits or proceedings pending or, to such Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the Total Commitment and all Covered Agreements and until such time as no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have

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been paid in full, such Guarantor will comply, and will cause each of its
Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 7 and 8 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Default or Event of Default is caused by the actions of such Guarantor or any of its Subsidiaries.

          13. The Guarantors hereby jointly and severally agree to pay (to the extent such amounts are not paid by the Borrower pursuant to Section 12.01 of the Credit Agreement) all reasonable out-of-pocket costs and expenses of each Secured Creditor actually incurred in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of White & Case LLP).

          14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and permitted assigns.

          15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either (x) the Required Lenders (or, to the extent required by Section 12.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder in accordance with the terms hereof or the Credit Agreement shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released and shall not require the consent of any Secured Creditor other than the Administrative Agent). For the purpose of this Guaranty, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent required by Section 12.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Covered Agreements.

          16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Covered Agreements (if any) has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

          17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance

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of (i) an Event of Default, each Lender Creditor and (ii) any payment default under any Covered Agreement continuing after any applicable grace period, each Other Creditor party thereto), in each case, is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special but not trust accounts) and any other indebtedness at any time held or owing by such Lender Creditor or Other Creditor, as the case may be, to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Lender Creditor or Other Creditor, as the case may be, under this Guaranty, irrespective of whether or not such Lender Creditor or Other Creditor, as the case may be, shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor agrees to promptly notify the relevant Guarantor after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

          18. All notices, requests, demands or other communications pursuant hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, Rexnord Corporation, 4701 West Greenfield Avenue, Milwaukee, WI 53214, Attention: Chief Financial Officer, Telephone No.: (414)643-3000, Facsimile No.: (414)643-3078, and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

          19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower or any other Guaranteed Party) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower or any other Guaranteed Party, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of

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New York or of the United States of America for the Southern District of New
York in each case which are located in the County of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth in Section 18 hereof or subsequently noticed in accordance therewith, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

          (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          21. In the event that all of the Equity Interests of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 8.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all the Lenders if required by Section 12.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to Holdings or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

          22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; PROVIDED that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty or any guaranteed obligations arising under any guaranty of the Senior Subordinated Notes) on such date. Notwithstanding anything to the contrary contained above,
(A) any Guarantor that is released from this Guaranty pursuant to Section 21 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 22, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors and (B) for purposes of this Section 22 only, Intermediate Holdco (if at any time same is a Guarantor) shall be deemed to not constitute a Guarantor for purposes of this Section 22, as a result of which it shall have no contribution rights or obligations pursuant to this Section 22. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

          23. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws (it being understood that it is the intention of the parties to this Guaranty and the parties to, and the beneficiaries of, any guaranty of the Senior Subordinated Notes that, to the maximum extent permitted under applicable law, the liabilities in respect of the guarantees of the Senior Subordinated Notes shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Guarantor hereunder and with respect to the Senior Subordinated Notes that its guarantee of amounts owing in respect of the Senior Subordinated Notes shall first be reduced) and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance. Notwithstanding the provisions of the two preceding sentences, as between the Secured Creditors and the holders of the Senior Subordinated Notes, it is agreed (and the provisions of the Senior Subordinated Note Indenture so provide) that any diminution (whether pursuant to court decree or otherwise) of any Guarantor's obligation to make any distribution or payment pursuant to this Guaranty shall have no force or effect for purposes of the subordination provisions contained in the Senior Subordinated Note Indenture, and that any payments received in respect of a Guarantor's obligations with respect to the Senior Subordinated Notes shall be turned over to the holders of the Senior Indebtedness (as defined in the Senior Subordinated Note Indenture) (or obligations which would have constituted Senior Indebtedness if same had not been reduced or disallowed) of such Guarantor (which Senior Indebtedness shall be calculated as if there were no diminution thereto pursuant to this Section 23 or for any other reason other than the irrevocable payment in full in cash of the respective obligations which would otherwise have constituted Senior Indebtedness) until all such Senior Indebtedness (or obligations which would have constituted Senior Indebtedness if same had not been reduced or disallowed) has been irrevocably paid in full in cash.

          24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

          25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

          26. It is understood and agreed that Intermediate Holdco and any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Administrative Agent or (y) executing a Joinder Agreement substantially in the form of Exhibit L of the Credit Agreement and delivering same to the Administrative Agent.

                                      * * *

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                                           ADDAX, INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           BETZDORF CHAIN COMPANY INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           CLARKSON INDUSTRIES, INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           PRAGER INCORPORATED,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           PT COMPONENTS, INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen

                                                                         Annex I
                                                                          Page 2

                                            Title: Vice President & CFO


                                           RAC-I, INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           RBS ACQUISITION CORPORATION,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           RBS CHINA HOLDINGS, L.L.C.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           RBS NORTH AMERICA, INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           REXNORD GERMANY-I INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           REXNORD INTERNATIONAL INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------

                                                                         Annex I
                                                                          Page 3

                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           REXNORD, LTD.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           REXNORD NORTH AMERICA HOLDINGS, INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           REXNORD PUERTO RICO INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           WINFRED BERG LICENSCO INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO


                                           W.M. BERG INC.,
                                            as a Guarantor


                                           By:                     /s/
                                              ----------------------------------
                                            Name:  Thomas Jansen
                                            Title: Vice President & CFO

                                                                         Annex I
                                                                          Page 4

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
 as Administrative Agent


By           /s/
  ----------------------------
Name:   Diane F. Rolfe
Title:  Vice President